Exhibit 99.2

Li-Cycle Announces Closing of $15 Million Underwritten Public Offering

TORONTO, Ontario (January 16, 2025) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today announced the closing of its previously announced underwritten public offering in the United States (the “Offering”). Gross proceeds to the Company were approximately $15 million before deducting for offering expenses payable by the Company, including underwriting fees and expenses.

The Offering consisted of 5,000,000 units (the “Units”) and 10,000,000 pre-funded units (“Pre-Funded Units”). Each Unit consists of: (i) one common share, without par value, of the Company (“Common Share”), (ii) one Series A Warrant to purchase one Common Share (“Series A Warrant”), and (iii) one Series B Warrant to purchase one Common Share (“Series B Warrant”). Each Pre-Funded Unit consists of: (i) one pre-funded warrant to purchase one Common Share (the “Pre-Funded Warrant” and together with the Series A Warrant and the Series B Warrant, the “Warrants”), (ii) one Series A Warrant, and (iii) one Series B Warrant.

The public offering price per Unit was $1.00 and the public offering price per Pre-Funded Unit was $0.99999, which is equal to the public offering price per Unit minus an exercise price of $0.00001 per Pre-Funded Warrant. The initial exercise price of each Series A Warrant is $1.00 per Common Share. The Series A Warrants will be immediately exercisable and will expire on the eight-month anniversary of the initial date of issuance. The initial exercise price of each Series B Warrant is $1.00 per Common Share. The Series B Warrants will be immediately exercisable and will expire on the five-year anniversary of the initial date of issuance.

In connection with the Offering, the Company has granted Aegis Capital Corp. a 45-day option to purchase additional Common Shares and/or Series A Warrants and/or Series B Warrants representing up to 15% of the total Common Shares and up to 15% of the total Series A Warrants and Series B Warrants sold in the Offering solely to cover over-allotments, if any, at a price of $0.99998 per Common Share, $0.00001 per Series A Warrant, and $0.00001 per Series B Warrant. On January 16, 2025, Aegis Capital Corp. exercised its over-allotment option with respect to 2,250,000 Series A Warrants and 2,250,000 Series B Warrants.

The Offering closed on January 16, 2025. Li-Cycle intends to use the net proceeds from this Offering for working capital and general corporate purposes.

Aegis Capital Corp. acted as the sole book-running manager for the Offering on a firm commitment basis. Freshfields US LLP acted as counsel to the Company. Sichenzia Ross Ference Carmel LLP acted as counsel to Aegis Capital Corp.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-278010) previously filed with the U.S. Securities and Exchange Commission (“SEC”) and declared effective by the SEC on March 29, 2024. A final prospectus supplement and accompanying prospectus describing the terms of the Offering were filed with the SEC on January 16, 2025 and is available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying prospectus relating to the Offering may be obtained, when available, by contacting Aegis Capital Corp., Attention: Syndicate Department, 1345 Avenue of the Americas, 27th floor, New York, NY 10105, by email at syndicate@aegiscap.com, or by telephone at +1 (212) 813-1010.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Consent and Waiver Agreement with Glencore Canada Corporation

In connection with the Offering, on January 14, 2025, the Company entered into a consent and waiver agreement with Glencore Canada Corporation (“Glencore”), a related party of the Company and the holder of the senior secured convertible note dated as of March 25, 2024 issued by the Company (the “Glencore Senior Secured Convertible Note”), pursuant to which Glencore has, among other things, granted its consent to the issuance by the Company of the Warrants and agreed to waive any default or event of default under the Glencore Senior Secured Convertible Note which may occur as a result of the issuance of the Warrants and the Company’s compliance with certain terms of the Warrants (the “Consent and Waiver Agreement”). In addition, under the agreement, the Company has agreed to amend the Glencore Senior Secured Convertible Note, the First A&R Note and the Second A&R Note (in each case as defined in the Glencore Senior Secured Glencore Note) and the form of warrants attached thereto (collectively, the “Glencore Notes”), to reflect any terms contained in the Warrants that are more favorable to the holders of the Warrants than those contained in the Glencore Notes, to the extent requested by Glencore, within ten business days following the closing of the Offering. Additional information regarding the Consent and Waiver Agreement may be found in a Form 8-K that will be filed with the U.S. Securities and Exchange Commission and in a material change report that will be filed with the Ontario Securities Commission.

Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions

The entering into of the Consent and Waiver Agreement and the matters contemplated thereby (the “Transactions”) are considered “related party transactions” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) of the Canadian Securities Administrators. In its consideration and approval of the Transactions, the independent members of the Board of Directors of Li-Cycle determined that the Transactions will be exempt from the formal valuation and minority approval requirements of MI 61-101 on the basis of the “financial hardship” exemptions in Sections 5.5(g) and 5.7(e) of MI 61-101. The Company meets the requirements set out in Sections 5.5(g) and 5.7(e) of MI 61-101 based on the independent members of the Board of Directors of Li-Cycle, acting in good faith, having unanimously determined that Li-Cycle is in serious financial difficulty, that the Transactions are designed to improve Li-Cycle’s financial position, and that the terms of the Transactions are reasonable in the circumstances of Li-Cycle.

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “expect”, “should”, “plan”, “potential”, “future”, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include, but are not limited to, statements about the Company’s intended use of proceeds, and the Company’s agreement to amend the Glencore Notes, to reflect any terms contained in the Warrants that are more favorable to the holders of the Warrants than those contained in the Glencore Notes, to the extent requested by Glencore.

These statements are based on various assumptions, whether or not identified in this press release, including but not limited to assumptions regarding Li-Cycle’s ability to satisfy the drawdown conditions and access funding under a loan facility with the U.S. Department of Energy (the “DOE Loan Facility”); the timing, scope and cost of Li-Cycle’s projects, including paused projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or at all; the success of Li-Cycle’s cash preservation plan; the outcome of the go-forward strategy of Li-Cycle’s Rochester Hub; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to fund the anticipated costs of, and realize the anticipated benefits from, its Spoke optimization plan; Li-Cycle’s inability to satisfy the drawdown conditions and access funding under the DOE Loan Facility; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; and risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the SEC and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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